                                                                     EXHIBIT 4.1

NUMBER                            [PIONEER LOGO]                    SHARES
P-
  -------------                                               ------------------

                             PIONEER COMPANIES, INC.
            Incorporated Under The Laws of the The State of Delaware

Common Stock                                                 See Reverse for
                                                             Certain Definitions

                                                               CUSIP 723643 30 0

This certifies that ___________________________________ is the owner of
___________________________________________________________ fully paid and nonassessable shares of common stock, par value $.01 per share, of Pioneer Companies, Inc. (herein called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Fourth Restated Certificate of Incorporation and the by-Laws of the Corporation as amended from time to time (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof, assents.

         This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated
     ---------------------


                                 [Corporate Seal]
-------------------------------                    -----------------------------
Vice President, General Counsel                    Chairman, President and Chief
and Secretary                                      Executive Officer

                            [Reverse of Certificate]


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         THE CORPORATION HAS MORE THAN ONE CLASS OF CAPITAL STOCK AUTHORIZED TO
BE ISSUED. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUESTS MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in    UNIF GIFT MIN ACT -- __________    Custodian ________
          common                                  (Cust)                (Minor)

TEN ENT - as tenants by                         under Uniform Gifts to Minors
          the entireties
                                                Act _________________________
JT TEN - as joint tenants                                    (State)
         with right of
         survivorship and
         not as tenants in
         common

    Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE]

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


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Dated
     ---------------------


                                    --------------------------------------------
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.


Signature(s) Guaranteed:


------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNION WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.